UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NextEra Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2020
NEXTERA ENERGY, INC.
Meeting Information
Meeting Type:     Annual Meeting
For holders as of:    March 23, 2020
Date:
May 21, 2020
Time:
8:00 A.M. Central time
Location:
Hyatt Regency Hill Country 9800 Hyatt Resort Drive San Antonio, Texas
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.
See proxy the materials reverse and side voting of this instructions notice to obtain .
700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408
D06003-P36701-Z76606

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Proxy Statement Annual Report to Shareholders
How to View Online:
Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/NEE or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow§XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery.
How To Vote SCAN TO
VIEW MATERIALS & VOTE w
Please Choose One of the Following Voting Methods
Vote In Person: Please check the proxy materials for any special requirements for meeting attendance. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Directions to the annual meeting are available on the back cover of the proxy statement. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: Go to www.proxyvote.com/NEE or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED:
1. Election as directors of the nominees specified in the proxy statement
Nominees:
1a. Sherry S. Barrat
1b. James L. Camaren
1c. Kenneth B. Dunn
1d. Naren K. Gursahaney
1e. Kirk S. Hachigian
1f. Toni Jennings
1g. Amy B. Lane
1h. David L. Porges
1i. James L. Robo
1j. Rudy E. Schupp
1k. John L. Skolds
1l. William H. Swanson
1m. Darryl L. Wilson
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3:
2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2020
3. Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the proxy statement
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSALS 4 AND 5:
4. A proposal entitled “Political Contributions Disclosure” to request semiannual reports disclosing political contribution policies and expenditures
5. A proposal entitled “Right to Act by Written Consent” to request action by written consent of shareholders
NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.
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Please
cast your
vote –
JOIN YOUR FELLOW SHAREHOLDERS AND VOTE TODAY.
Your vote is important us.

Dear NextEra Energy Shareholder,
Your vote is important to us. Enclosed is your notice of NextEra Energy, Inc.’s 2020 Annual Meeting of Shareholders, which will be held on May 21, 2020, in San Antonio, Texas. Also enclosed are NextEra Energy’s Proxy Statement and Annual Report. The Proxy Statement contains instructions on how to submit your proxy.
As described in the accompanying Proxy Statement, shareholders are being asked to vote on four five separate proposals, each of which is described in the Proxy Statement. NextEra Energy’s board of directors has made unanimous recommendations to shareholders for voting on each of these proposals, and those recommendations are summarized on page 1 of the Proxy Statement. You may vote on the Internet, by phone or by mail (see the detailed instructions below).
On behalf of the board of directors, I urge you to vote promptly. We thank you for your continued interest in NextEra Energy. Sincerely,
W. Scott Seeley
Vice President, Compliance & Corporate Secretary
THREE WAYS TO VOTE
Internet
WWW.PROXYVOTE.COM
Please have your proxy card available when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.
Phone
WITH A PROXY CARD
Call 800-690-6903 with a touch-tone phone to vote using an automated system.
Mail
VOTE PROCESSING c/o Broadridge
51 Mercedes Way Edgewood, NY 11717 Mark, sign and date your proxy card and return it in the postage-paid envelope provided or to the address above.

JOIN YOUR FELLOW SHAREHOLDERS AND VOTE TODAY.